Exhibit 16(d)(15)

                                POWER OF ATTORNEY

The undersigned, Richard P. Johnston:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                        /s/ Richard P. Johnston
                                        ----------------------------------------
                                        Richard P. Johnston

                                POWER OF ATTORNEY

The undersigned, Kenneth J. Warren:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                        /s/ Kenneth J. Warren
                                        ----------------------------------------
                                        Kenneth J. Warren

                                POWER OF ATTORNEY

The undersigned, Christopher A. Johnston:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                        /s/ Christopher A. Johnston
                                        ----------------------------------------
                                        Christopher A. Johnston

                                POWER OF ATTORNEY

The undersigned, David E. Johnston:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.


                                        /s/ David E. Johnston
                                        ----------------------------------------
                                        David E. Johnston

                                POWER OF ATTORNEY

The undersigned, Charles S. Mechem, Jr.:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                        /s/ Charles S. Mechem, Jr.
                                        ----------------------------------------
                                        Charles S. Mechem, Jr.

                                POWER OF ATTORNEY

The undersigned, John C. Lauchnor:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                        /s/ John C. Lauchnor
                                        ----------------------------------------
                                        John C. Lauchnor

                                POWER OF ATTORNEY

The undersigned, The Johnston Family Charitable Foundation:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                       THE JOHNSTON FAMILY CHARITABLE FOUNDATION


                                       By /s/ David E. Johnston
                                          --------------------------------------
                                          David E. Johnston, President

                                POWER OF ATTORNEY

The undersigned, the Johnston Family Living Trust:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                        THE JOHNSTON FAMILY LIVING TRUST


                                        By /s/ Richard P. Johnston
                                           -------------------------------------
                                           Richard P. Johnston, Trustee

                                POWER OF ATTORNEY

The undersigned, RA MERGER SUB, INC.:

Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission a Schedule 13E or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of October, 2002.

                                        RA MERGER SUB, INC.
                                        A Delaware corporation

                                        By /s/ John C. Lauchnor
                                           -------------------------------------
                                           John C. Lauchnor, President